UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 17, 2009

________________________

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

_____________________

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On September 11, 2009, West Pharmaceutical Services, Inc. (the "Company") issued a press release announcing that Donald E. Morel, Jr., Ph.D., Chairman and Chief Executive Officer, and William Federici, Chief Financial Officer, will attend both CL King’s 7th Annual Best Ideas Conference 2009, being held September 16-17, 2009 at the Omni Berkshire Place Hotel in New York City and the UBS Global Life Sciences Conference, being held September 21-23, 2009 at the Grand Hyatt Hotel in New York City.

A copy of the Company’s presentation from the conference will be available for 30 days through the Investors link at the Company’s website, http://www.westpharma.com and is also attached hereto as Exhibit 99.2.  A copy of the press release is attached hereto as Exhibit 99.1.  Both Exhibits are incorporated herein by reference.

The information in this report (including Exhibit 99.1 and 99.2) is being furnished pursuant to Item 7.01 Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01   Financial Statements and Exhibits

Exhibits

Exhibit #	Description

99.1	West Pharmaceutical Services, Inc. Corporate Overview (Investor Presentation).

99.2	West Pharmaceutical Services, Inc. Press Release, dated September 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III
Vice President, General Counsel and Secretary

September 17, 2009